EXECUTION COPY

FIRST AMENDMENT

TO SENIOR SECURED REVOLVING CREDIT AGREEMENT

THIS FIRST AMENDMENT TO SENIOR SECURED REVOLVING CREDIT AGREEMENT, dated as of August 22, 2014 (this “Amendment”), to the Existing Credit Agreement (capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in Article I) is between NF INVESTMENT CORP., a Maryland corporation (the “Borrower”) and KEYBANK NATIONAL ASSOCIATION, as administrative agent (in such capacity, the “Administrative Agent”) and the Lender (in such capacity, the “Lender”) under the Existing Credit Agreement.

W I T N E S S E T H:

WHEREAS, the Borrower, the Lender and the Administrative Agent are parties to the Senior Secured Revolving Credit Agreement, dated as of March 27, 2014 (the “Existing Credit Agreement”; as amended by this Amendment and as the same may be further amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrower has requested that the Lender agree to amend the Existing Credit Agreement and the Lender is willing, on the terms and subject to the conditions hereinafter set forth, to agree to the amendments set forth below and the other terms hereof;

NOW, THEREFORE, the parties hereto hereby covenant and agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.1. Certain Definitions. The following terms when used in this Amendment shall have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

“Administrative Agent” is defined in the preamble.

“Amendment” is defined in the preamble.

“Borrower” is defined in the preamble.

“Credit Agreement” is defined in the first recital.

“Existing Credit Agreement” is defined in the first recital.

“First Amendment Effective Date” is defined in Article III.

“Lender” is defined in the preamble.

SECTION 1.2. Other Definitions. Capitalized terms for which meanings are provided in the Existing Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used in this Amendment with such meanings.

ARTICLE II

AMENDMENT TO EXISTING CREDIT AGREEMENT

Subject to the occurrence of the First Amendment Effective Date (as hereinafter defined), the Existing Credit Agreement is amended in accordance with this Article II.

SECTION 2.1. Amendments to Section 5.13. Section 5.13 of the Existing Credit Agreement is hereby amended as follows:

(a) Clause (m) of Section 5.13 of the Existing Credit Agreement is hereby amended and restated as follows:

“at any time following the earlier of (x) the date that is six months following the Effective Date and (y) the date the Uncalled Capital Pledge is released from the Collateral, the portion of the Aggregate Portfolio Value attributable to (i) Covenant Lite Loans shall not exceed 40% and (ii) Second Lien Covenant Lite Loans shall not exceed 10%.”.

(b) The definition of “Advance Rate” in Section 5.13 of the Existing Credit Agreement is hereby amended and restated as follows:

““Advance Rate” means, as to any Portfolio Investment and subject to (i) adjustment as provided in Section 5.13(a) and (ii) a weighted average Advance Rate not to exceed 65%, the following percentages with respect to such Portfolio Investment:

Portfolio Investment	Quoted	Unquoted
Cash, Cash Equivalents and Short-Term U.S. Government Securities	100%	N/A
Long-Term U.S. Government Securities	95%	N/A
Performing First Lien Bank Loans	75%	65%
Performing First Lien Covenant Lite Loans	70%	60%
Performing Second Out Loans	65%	55%
Performing First Lien Cash Pay High Yield Securities	65%	55%
Performing Second Lien Bank Loans	45%	45%
Performing Second Lien Cash Pay High Yield Securities	45%	45%
Performing Second Lien Covenant Lite Loans	35%	35%”.

(c) The definition of “Covenant Lite Loan” in Section 5.13 of the Existing Credit Agreement is hereby amended and restated as follows:

““Covenant Lite Loans” means each First Lien Covenant Lite Loan and Second Lien Covenant Lite Loan.”.

(d) The following definitions are hereby added to Section 5.13 of the Existing Credit Agreement in appropriate alphabetical sequence:

““First Lien Covenant Lite Loan” means a First Lien Bank Loan with respect to which the underlying instruments do not include any financial covenants or has no financial covenants with which compliance is determined on an ongoing maintenance basis; provided, that for all purposes hereunder, such a First Lien Bank Loan which either contains a cross-default provision to, or is pari passu with, another loan of the underlying obligor that requires the underlying obligor to comply with either a financial covenant or a Maintenance Covenant (provided that, for purposes of this proviso, compliance with such financial covenant or Maintenance Covenant shall be required whether or not such other loan is funded) shall be deemed not to be a First Lien Covenant Lite Loan.

“Second Lien Covenant Lite Loan” means a Second Lien Bank Loan with respect to which the underlying instruments do not include any financial covenants or has no financial covenants with which compliance is determined on an ongoing maintenance basis; provided, that for all purposes hereunder, such a Second Lien Bank Loan which either contains a cross-default provision to, or is pari passu with, another loan of the underlying obligor that requires the underlying obligor to comply with either a financial covenant or a Maintenance Covenant (provided that, for purposes of this proviso, compliance with such financial covenant or Maintenance Covenant shall be required whether or not such other loan is funded) shall be deemed not to be a Second Lien Covenant Lite Loan.”.

ARTICLE III

CONDITIONS TO EFFECTIVENESS

SECTION 3.1. Effective Date. This Amendment shall become effective on the date (the “First Amendment Effective Date”) when the Administrative Agent shall have received counterparts of this Amendment duly executed and delivered on behalf of the Borrower and the of the Lender.

ARTICLE IV

MISCELLANEOUS

SECTION 4.1. Cross-References. References in this Amendment to any Article or Section are, unless otherwise specified, to such Article or Section of this Amendment.

SECTION 4.2. Loan Document Pursuant to Existing Credit Agreement. This Amendment is a Loan Document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with all of the terms and provisions of the Existing Credit Agreement, as amended hereby, including Article IX thereof.

SECTION 4.3. Successors and Assigns. The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

SECTION 4.4. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy electronically (e.g. pdf) shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 4.5. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

SECTION 4.6. Full Force and Effect; Limited Amendment. Except as expressly amended hereby, all of the representations, warranties, terms, covenants, conditions and other provisions of the Existing Credit Agreement and the other Loan Documents shall remain unchanged and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms. The amendment set forth herein shall be limited precisely as provided for herein to the provisions expressly amended herein and shall not be deemed to be an amendment to, waiver of, consent to or modification of any other terms or provisions of the Existing Credit Agreement or any other Loan Document or of any transaction or further or future action on the part of the Borrower which would require the consent of the Lenders under the Existing Credit Agreement or any of the Loan Documents. Upon and after the execution of this Amendment by each of the parties hereto, each reference in the Existing Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Existing Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Existing Credit Agreement, shall mean and be a reference to the Existing Credit Agreement as modified hereby.

SECTION 4.7. Representations and Warranties. To induce the Lenders to execute and deliver this Amendment, the Borrower hereby represents and warrants to the Lenders on the First Amendment Effective Date that (A) the representations and warranties contained in Article III of the Existing Credit Agreement and the other Loan Documents are true and correct in all material respects, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date and (B) no Default has occurred and is continuing.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.

BORROWER:	NF INVESTMENT CORP.

By:
	Name:	ORIT MIZRACHI
	Title:	CHIEF OPERATING OFFICER

SIGNATURE PAGE TO FIRST AMENDMENT—NF INVESTMENT

LENDER:	KEYBANK NATIONAL ASSOCIATION
as Administrative Agent and the Lender

By:
	Name:	Richard Andersen
	Title:	Designated Signer

SIGNATURE PAGE TO FIRST AMENDMENT—NF INVESTMENT